CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Evergreen Fixed Income Trust

We  consent  to the use of our  report,  dated  July  31,  1998,  for  Evergreen
Short-Intermediate Bond Fund, a portfolio of Evergreen Fixed Income Trust, incorporated herein by reference and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy Statement.


                                            /s/KPMG LLP
                                            -----------
                                            KPMG LLP

Boston, Massachusetts
July 12, 1999




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